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                  	SECURITIES AND EXCHANGE COMMISSION

                       	Washington, D.C. 20549

                	-------------------------------------

                             	FORM 8-K

                         	CURRENT REPORT

               	Pursuant to Section 13 or 15(d) of the
                  	Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported): February 3, 1997

                        	TCSI Corporation
      	(Exact name of registrant as specified in its charter)

         Nevada                    0-19377                 68-0140975
(State of incorporation)         (Commission             (IRS Employer
                                 File Number)          Identification No.)

1080 Marina Village Parkway, Alameda, California             94501
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (510) 749-8500

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Item 5.  Other Events.

         On February 3, 1997, TCSI Corporation issued a press release, a copy of which is filed herewith as Exhibit 28.

                             	SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          	TCSI Corporation

By: /s/Paul A. Farmer
    -----------------
Paul A. Farmer
Chief Financial Officer

Date: February 3, 1997

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                         	INDEX TO EXHIBITS

28.  Press Release, dated February 3, 1997

    	TELECOM LEADERS TO CONVERGE AT GLOBAL TMN SUMMIT '97

    	CO-SPONSORS TCSI AND VERTEL WELCOME TWELVE LEADING TELECOM SOLUTIONS PROVIDERS TO DEMONSTRATE LATEST TMN SOLUTIONS AT THE CONFERENCE

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For additional information contact:

TCSI Corporation
	Susan Trainer - (510) 837-5503

Vertel Corporation
	Francine Plaza, PLAZApr - (561) 477-9762

TELECOM LEADERS TO CONVERGE AT GLOBAL TMN SUMMIT '97

CO-SPONSORS TCSI AND VERTEL WELCOME TWELVE LEADING TELECOM SOLUTIONS PROVIDERS TO DEMONSTRATE LATEST TMN SOLUTIONS AT THE CONFERENCE

ALAMEDA, California - February 3, 1997 - TCSI Corporation (Nasdaq: TCSI) and Vertel, a wholly owned subsidiary of Retix (Nasdaq:RETX), both leading suppliers of Telecommunications Management Network (TMN) solutions and co-sponsors of the Global TMN Summit, announced today that twelve TMN solutions providers will demonstrate on the vendor showcase floor during the event. The companies participating include: Clear Communications, CrossKeys, DSET, IBM, Informix, ISR Global, Lumos, Metrica, Nera, OSI, Sun Microsystems, TCSI, Versant, and Vertel. The Summit, scheduled for February 12, 13, and 14, 1997, is the industry's first conference focused on TMN, the worldwide standard for telecommunication network management.

The Global TMN Summit '97 will be held at the Loews Coronado Bay Resort in San Diego and is expected to be attended by more than 300 professionals in the communications equipment and service industries. Additionally, speakers sponsored by over thirty telecom companies will share their thoughts on the trends, challenges, and directions associated with TMN. For more information about the conference agenda or about conference registration, please refer to the Vertel web site: http://www.vertel.com or the TCSI web site: http://www.tcsi.com.

About Vertel
Vertel focuses on the VERtical integration of TELecommunications software for specific TMN users and is a wholly-owned subsidiary of Retix (Nasdaq:RETX). The company provides advanced telecommunications management solutions including communications infrastructure products, network management platforms, and applications software for telecommunication carrier networks worldwide. In addition, Vertel serves telecom equipment manufacturers, computer systems OEMs and Internet access providers. The company is based in Woodland Hills, California, with research and development facilities in Dublin, Ireland, and sales office throughout the world. Contact Vertel on the World Wide Web at : http://www.vertel.com.

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About TCSI Corporation
TCSI is a leading provider of integrated software products and services for the global telecom industry. A pioneer in object-oriented technology, TCSI products and services enable telecom service providers and equipment manufacturers to rapidly meet the growing demand for integrated and automated management of a wide range of networks and services. TCSI serves its customers in offices throughout North America, Europe, and the Pacific Rim.

TCSI Corporation Products and Services
TCSI provides integrated products and services to many of the world's largest and most successful telecom companies. TCSI's SolutionSuites are integrated packages of applications to automate the management processes of Intelligent Network, Broadband, and Digital Cellular services and networks. SolutionCore, TCSI's industry leading application environment, enables the rapid development and deployment of advanced element, network, and service management systems. TCSI also offers a full range of Professional Services including consulting, customized development, deployment, maintenance, and training to complement all products.

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